UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2004

COMERICA INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10706	38-1998421

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)
Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226

(Address of principal executive offices) (zip code)

(800) 521-1190

(Registrant’s telephone number, including area code)

ITEMS 9 and 12. REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
Press Release dated April 15, 2004
Earnings Presentation Slides

ITEMS 9 and 12.    REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The registrant today released its earnings for the quarter ended March 31, 2004. A copy of the press release and the presentation slides which will be discussed in the registrant’s webcast earnings call are attached hereto as Exhibits 99.1 and 99.2, respectively.

EXHIBITS
99.1 Press Release dated April 15, 2004

99.2 Earnings Presentation Slides

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom

Name:	Jon W. Bilstrom
Title:	Executive Vice President — Governance,
Regulatory Relations and Legal Affairs,
and Secretary

April 15, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 15, 2004

99.2	Earnings Presentation Slides